EXHIBIT 10(2)
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                             FOURTH AMENDMENT TO THE
                       CITY SAVINGS FINANCIAL CORPORATION
                EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


     Pursuant to rights reserved under Section 9.1 of the City Savings Financial Corporation Employee Stock Ownership Plan and Trust Agreement (as last restated effective January 1, 2001) (the "Plan"), City Savings Bank, by action of its Board of Directors, amends the Plan, effective with respect to distributions of benefits on or after March 28, 2005, as follows.


     Section 6.10 of the Plan shall be amended by changing the mandatory small benefit cashout threshold from five thousand dollars ($5,000) to one thousand dollars ($1,000) and applying that threshold to the Participant's entire vested account balance.


     This Fourth Amendment has been executed this 13th day of April, 2005.


                               CITY SAVINGS BANK



                               Signature /s/ Thomas F. Swirski
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                               Printed Name  Thomas F. Swirski
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                               Title  President and C.E.O.
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